UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 24, 2006

USEC Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-14287	52-2107911
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2 Democracy Center, 6903 Rockledge Drive, Bethesda, Maryland		20817
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(301) 564-3200

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

Establishment of New Performance Component of Long Term Incentive Program

On April 24, 2006, the Compensation Committee of the Board of Directors of USEC Inc. (the "Company") approved a new three-year performance component of the Company’s long term incentive program (the "Executive Incentive Plan") under the USEC Inc. 1999 Equity Incentive Plan, effective March 1, 2006. A summary of the Executive Incentive Plan is attached as Exhibit 10.1 to this report and incorporated herein by reference. The Executive Incentive Plan replaces the Company’s previous three-year performance component, which was terminated effective as of December 31, 2005.

The following table sets forth information concerning participation of the Company’s officers included as Named Executive Officers in the Company’s 2006 proxy statement in the Executive Incentive Plan for the performance period March 1, 2006 through December 31, 2008. The initial performance period is a shortened period of 34 months. Under the Executive Incentive Plan, the Company’s Named Executive Officers were awarded the right to earn shares of the Company’s common stock (or an equivalent amount of cash or restricted stock units settleable for cash). Actual payouts of these awards, if any, will be determined by performance of the Company during the period March 1, 2006 through December 31, 2008 against three pre-determined performance goals. The first, weighted 30%, is USEC’s gross profit for 2008 as measured against internal targets. The second, weighted 20%, is USEC’s total shareholder return for the period as measured against the S&P 500 total shareholder return (without dividends). The third, weighted 50%, is specific business performance targets related to achieving USEC’s internal goals relating to the American Centrifuge program. If USEC’s performance against these goals is below the threshold level, then no payout will be made. Amounts will be paid at target in the event of a change in control, regardless of the Company’s performance, and prorated amounts will be paid in accordance with performance in the event of certain qualifying terminations of service prior to the end of the performance period. To the extent the Company’s performance exceeds the threshold performance level, a number of shares of common stock up to the maximum will be earned, as follows:

Name.....................Number........Performance Period (or.....Threshold....Target.....Maximum
............................of Shares.......Other Period Until..............(80%)(#).....(100%)(#)....(120%)(#)
............................(1)............Maturation or Payment)...........(2)
John K. Welch..........*...........3/1/06 – 12/31/08.................142,801.........178,501.........214,201
Philip G. Sewell........*..........3/1/06 – 12/31/08...................46,267..........57,834............69,401
Robert Van Namen...*...........3/1/06 – 12/31/08..................38,842..........48,552............58,262
W. Lance Wright......*...........3/1/06 – 12/31/08..................34,272..........42,840............51,408

(1) The actual number of shares that will be paid out at the end of the performance period, if any, cannot be determined because the shares earned by the Named Executive Officers will be based upon our future performance against the performance goals.
(2) If our performance is below the threshold level, then no shares will be earned. To the extent the Company’s performance exceeds the threshold performance level, a varying amount of shares of common stock up to the maximum will be earned.

Establishment of New Supplemental Executive Retirement Plan

On April 24, 2006, the Compensation Committee of the Board of Directors of the Company approved a supplemental executive retirement plan (the "SERP") effective April 24, 2006. The SERP is designed to provide deferred compensation for a select group of management or highly compensated employees of the Company as selected by the Compensation Committee or its delegate. As applicable to John K. Welch, the SERP incorporates the terms of the supplemental executive retirement plan described in Exhibit 10.90 to the Form 8-K filed by the Company on September 16, 2005. Participation in the SERP is contingent on execution of a participation agreement, whereby the participant agrees to comply with certain restrictive covenants relating to confidentiality, non-competition and non-solicitation of Company employees for a period of time following their termination of employment. John K. Welch, Robert Van Namen, Timothy B. Hansen and W. Lance Wright have been selected as participants, subject to their execution of a participation agreement.

Participants in the SERP will generally accrue a monthly supplemental retirement benefit equal to 2.5% of their final three year average pay, to a maximum benefit equal to 50% of the final three year average pay after 20 years of service. Monthly benefits payable under the SERP to a participant are offset by the amount the participant is eligible to receive under the Company’s other retirement plans and Social Security. Participants are generally vested in their benefits under the SERP after five years of service, although vesting will be accelerated in the event of the participant’s death or disability or in the event of a change in control of the Company. A minimum monthly supplemental retirement benefit equal to 10% of the final three year average pay applies where vesting is so accelerated.

Benefits under the SERP are generally payable to a participant in the form of a lump sum or an annuity (at the election of the participant within the first 30 days of participation) when the participant attains age 62, even where vesting has been accelerated and/or the minimum monthly supplemental retirement benefit applies due to the participant’s disability or a change in control of the Company. Where a participant is terminated for cause (as defined in the SERP) or where a participant violates certain restrictive covenants, the participant’s benefits will be forfeited whether or not then vested and subject to repayment to the Company to the extent already paid to the participant.

The Company may amend or terminate the SERP. In the event of the plan’s termination, participants’ benefits will be distributed in accordance with the SERP except to the extent the Company determines to pay benefits as soon as practicable after the termination in which case such benefits will be paid only to the extent such payments would not be subject to the interest and additional tax penalties under Internal Revenue Code Section 409A.

Non-Employee Director Compensation

On April 25, 2006, the Board of Directors of the Company approved replacing the restricted stock portion of the equity component of the Company’s non-employee directors’ compensation with grants of equivalent numbers of restricted stock units with similar terms, effective for grants made on or after April 25, 2006. The Board of Directors approved two forms of restricted stock unit award agreements for grants of restricted stock units to non-employee directors under the 1999 Equity Incentive Plan. One form is for annual grants and other grants used as payment for any portion of a director’s annual retainers or meeting fees. The other form is for incentive awards for directors who elect to take fees that the director is otherwise entitled to take in cash in restricted stock units in lieu of cash. Copies of the forms of non-employee director restricted stock unit award agreements are attached as Exhibits 10.2 and 10.3, respectively, and incorporated by reference herein. The other compensation for non-employee directors for the current term beginning at the 2006 annual meeting of shareholders is unchanged and was described in Exhibit 10.92 to the Form 8-K filed by the Company on December 15, 2005.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number--Description

10.1--Executive Incentive Plan Summary Plan Description.

10.2--Form of Non-Employee Director Restricted Stock Unit Award Agreement (Annual Retainers and Meeting Fees).

10.3--Form of Non-Employee Director Restricted Stock Unit Award Agreement (Incentive Awards).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USEC Inc.

April 28, 2006	By:	/s/ Timothy B. Hansen

Name: Timothy B. Hansen
Title: Senior Vice President, General Counsel and Secretary

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Exhibit Index

Exhibit No.	Description

10.1	Executive Incentive Plan Summary Plan Description.
10.2	Form of Non-Employee Director Restricted Stock Unit Award Agreement (Annual Retainers and Meeting Fees).
10.3	Form of Non-Employee Director Restricted Stock Unit Award Agreement (Incentive Awards).